                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1996 to August 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           ---------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996


                                             CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                                             TRUST ACCOUNT #13210501
                                             REMITTANCE DATE: 9/16/96

                                                         Total $      Per $1,000
                                                          Amount       Original
                                                       -------------  ----------
Class A Certificates
- --------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                                   $4,637,128.37

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                                 0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                             $4,637,128.37

A.    Interest
      (2)  Aggregate Interest
           a.  Class A-1 Remittance Rate(5.50%)                5.50%
           b.  Class A-1 Interest                         458,704.23  3.82253523
           c.  Class A-2 Remittance Rate(5.85%)                5.85%
           d.  Class A-2 Interest                         243,750.00  4.87500000
           e.  Class A-3 Remittance Rate(6.20%)                6.20%
           f.  Class A-3 Interest                         180,833.33  5.16666657
           g.  Class A-4 Remittance Rate(6.50%)                6.50%
           h.  Class A-4 Interest                         270,833.33  5.41666660
           i.  Class A-5 Remittance Rate(7.00%)                7.00%
           j.  Class A-5 Interest                         443,041.67  5.83333338

      (3)  Amount applied to:
           a.  Unpaid Class A Interest
               Shortfall                                         .00         .00

      (4)  Remaining:
           a.  Unpaid Class A Interest
               Shortfall                                         .00         .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%,  7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 2

                     CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                     TRUST ACCOUNT #13210501
                     REMITTANCE DATE: 9/16/96

B.   Principal

     (5)  Formula Principal Distribution
          Amount                               1,613,435.36             N/A
          a. Scheduled Principal                 472,836.01             N/A
          b. Principal Prepayments             1,019,809.53             N/A
          c. Liquidated Contracts                120,789.82             N/A
          d. Repurchases                                .00             N/A
     (6)  Pool Scheduled Principal
           Balance                           377,234,239.90    946.00223580
    (6a)  Pool Factor                             .94600224

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                          .00

     (8)  Class A Percentage for such Remittance
          Date                                       91.58%

     (9)  Class A Percentage for the following
          Remittance Date                            91.54%

    (10)  Class A Principal Distribution:
          a. Class A-1                         1,613,435.36     13.44529467
          b. Class A-2                                  .00             .00
          c. Class A-3                                  .00             .00
          d. Class A-4                                  .00             .00
          e. Class A-5                                  .00             .00

    (11)  Class A-1 Principal Balance         98,467,486.90    820.56239083
   (11a)  Class A-1 Pool Factor                   .82056239

    (12)  Class A-2 Principal Balance         50,000,000.00    1000.0000000
   (12a)  Class A-2 Pool Factor                  1.00000000

    (13)  Class A-3 Principal Balance         35,000,000.00    1000.0000000
   (13a)  Class A-3 Pool Factor                  1.00000000


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%,
            5.85%, 6.20%, 6.50%, 7.00% PASS-THROUGH CERTIFICATES,
              SERIES 1996-1 CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 3


                                         CUSIP #'S   393505-LA8,LB7,LC4,LD2,LE0
                                         TRUST ACCOUNT #   13210501
                                         REMITTANCE DATE:   9/16/96

    (14)    Class A-4 Principal Balance                  50,000,000.00   1000.0000000
    (14a)   Class A-4 Pool Factor                           1.00000000

    (15)    Class A-5 Principal Balance                  75,950,000.00   1000.0000000
    (15a)   Class A-5 Pool Factor                           1.00000000

    (16)    Unpaid Class A Principal Shortfall (if
            any) following current Remittance Date                 .00

C.  Aggregate Scheduled Balances and Number of
    Delinquent Contracts as of Determination Date

    (17)    31-59 days                                     4,090,046.43            124

    (18)    60 days or more                                2,855,051.77             83

    (19)    Current Month Repossessions                      540,559.91             18

    (20)    Repossession Inventory                         1,229,701.69             39


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

    (21)    Average Sixty-Day Delinquency Ratio Test

            (a)  Sixty-Day Delinquency Ratio for current Remittance Date           .76%

            (b)  Average Sixty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; may
                 not exceed 3.5%)                                                  .63%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1996
                                     Page 4

                            CUSIP#'S     393505-LA8,LB7,LC4,LD2,LE0
                            TRUST ACCOUNT #13210501
                            REMITTANCE DATE: 9/16/96

(22)      Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                          1.08%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                              .86%

(23) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from February 1, 2000 to
          January 31, 2001, 6.5% from February 1, 2001 to
          January 31, 2002, 8.5% from February 1, 2002 to
          January 31, 2003 and 9.5% thereafter)                    0.03%

(24) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date
          43,838.83

     (b)  Current Realized Loss Ratio (total Realized Losses
          for the most recent three months, multiplied by 4,
          divided by arithmetic average of Pool Scheduled
          Principal Balances for third preceding Remittance
          and for current Remittance Date; may not exceed
          2.25%)                                                   0.13%

(25) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (may not
          exceed 25.5%)                                           17.90%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT         CUSIP#'S 393505LF7
                                  August, 1996          TRUST ACCOUNT #13210501
                                     Page 5             REMITTANCE DATE: 9/16/96

(26)  Class B Principal Balance Test

  (a) Class B Principal Balance (before any distributions
      on current Remittance Date) as of such Remittance date
      greater than $7,975,335.00                                        .00%

  (b) Class B Principal Balance (before any distributions
      on current Remittance Date) divided by pool Scheduled
      Principal Balance as of preceding Remittance Date is
      equal to or greater than 12.00%                                  8.42%


                                                   Total $         Per $1,000
                                                    Amount          Original
                                                 ------------      ----------
CLASS M1 CERTIFICATES
- ---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                             1,426,530.45

A.    Interest
(28)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.00%,
           unless Weighted Average Contract
           Rate is below 7.00%)                          7.00%
      b.  Class M-1 Interest                       209,416.67      5.83333343

(29)  Amount applied to Class M-1 Interest
       Deficiency Amount                                  .00               0

(30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                  .00               0

(31)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall             .00               0

(32)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall             .00               0

B.    Principal
(33)  Formula Principal Distribution Amount
      a.  Scheduled Principal                             .00             N/A
      b.  Principal Prepayments                           .00             N/A
      c.  Liquidated Contracts                            .00             N/A
      d.  Repurchases                                     .00             N/A

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 6

                                                       CUSIP#'S   393505LG5,LH3
                                                       REMITTANCE DATE: 9/16/96

(34)   Class M-1 Principal Balance                            35,900,000.00    1000.00000000
(34a)  Class M-1 Pool Factor                                     1.00000000
(35)   Class M-1 Percentage for such Remittance Date                    .00%
(36)   Class M-1 Percentage for the following
       Remittance Date                                                  .00%
(37)   Class M-1 Principal Distribution:
       a.  Class M-1 (current)                                          .00       0.00000000
       b.  Unpaid Class M-1 Principal Shortfall (if any)
           following prior Remittance Date                              .00

(38)   Unpaid Class M-1 Principal Shortfall (if any)
       following current Remittance Date                                .00


                                                                 Total $          Per $1,000
                                                                  Amount           Original
                                                               ------------       ----------
Class B1 Certificates
- ---------------------
(1)   Amount Available less the Class A Distribution Amount
      and Class M-1 Distribution amount (including Monthly
      Servicing Fee)                                           1,217,113.78

(2)   Class B-1 Remittance Rate (6.95% unless Weighted
      Average Contract Rate is below 6.95%)                            6.95%

(3)   Aggregate Class B1 Interest                                 92,377.08       5.79166646

(4)   Amount applied to Unpaid Class B1 Interest Shortfall              .00              .00

(5)   Remaining unpaid Class B1 Interest Shortfall                      .00              .00

(6)   Amount applied to Class B1 Interest Deficiency Amount             .00

(7)   Remaining Unpaid Class B-1 Interest Deficiency Amount             .00

(8)   Unpaid Class B1 Principal Shortfall (if any)
      following prior Remittance Date                                   .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 7


                                                      CUSIP#'S    393505LG5,LH3
                                                      REMITTANCE DATE:  9/16/96


 (8a)   Class B Percentage for such Remittance Date                                      .00

 (8b)   Class B Percentage for the following Remittance Date                             .00

 (9)    Current Principal(Class B Percentage of Formula

        Principal Distribution Amount)                                                   .00

(10a)   Class B1 Principal Shortfall                                                     .00

(10b)   Unpaid Class B1 Principal Shortfall                                              .00

(11)    Class B Principal Balance                                              31,916,753.00

(12)    Class B1 Principal Balance                                             15,950,000.00


                                                                   Total $        Per $1,000
Class B2 Certificates                                               Amount         Original
- ---------------------                                             ------------    ----------

(13)    Remaining Amount Available                                1,124,736.70

(14)    Class B-2 Remittance Rate (7.30% unless Weighted
        Average Contract Rate is less than 7.30%)                         7.30%

(15)    Aggregate Class B2 Interest                                  97,131.08    6.08333329

(16)    Amount applied to Unpaid Class B2 Interest Shortfall               .00           .00

(17)    Remaining Unpaid Class B2 Interest Shortfall                       .00           .00

(18)    Unpaid Class B2 Principal Shortfall (if any) following
        prior Remittance Date                                              .00

(19)    Class B2 Principal Liquidation Loss Amount                         .00

(20)    Class B2 Principal (zero until Class B1 paid down;
        thereafter, Class B Percentage of Formula Principal
        Distribution Amount)                                               .00

(21)    Guarantee Payment                                                  .00


                       GREEN TREE FINANCIAL CORPORATION
        MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
        PASS-THROUGH CERTIFICATES, SERIES 1996-1 CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  August 1996
                                    Page 8

                                                      CUSIP#'S    393505LG5,LH3
                                                      REMITTANCE DATE:  9/16/96


(22)   Class B2 Principal Balance                                 15,966,753.00

(23)   Monthly Servicing Fee (Deducted from Certificate
       Account balance to arrive at Amount Available if the
       Company or Green Tree Financial Corporation is not the
       Servicer; deducted from funds remaining after payment
       of Class A Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount and Class B-2
       Distribution Amount; if the Company or Green Tree
       Financial Corporation is the Servicer)                        157,853.20


(24)   Class C Residual Payment                                      869,752.42

(25)   Class M-1 Interest Deficiency on such Remittance Date                .00

(26)   Class B-1 Interest Deficiency on such Remittance Date                .00

(27)   Repossessed Contracts                                         540,559.91

(28)   Repossessed Contracts Remaining in Inventory                1,229,701.69

(29)   Weighted Average Contract Rate                                   9.77579


                                     GTFC
                                    1996-1
                                  August 1996
                              Defaulted Contracts


                                                       Estimated
                                                       Loss At
Account#     Principal     Interest      Amount        Sale Date
- --------    -----------    --------   -----------     -----------
24311470      10,077.64      55.42      10,133.06       6,910.80
34309600       6,362.29      34.99       6,397.28       6,336.08
65314766      11,371.58      62.54      11,434.12       8,233.26
78301655      32,283.93     177.56      32,461.49       8,348.59
80317839      22,594.31     124.26      22,718.57       2,124.91
83321086      38,100.07     209.55      38,309.62       8,322.85

TOTALS      $120,789.82    $664.32    $121,454.14     $40,276.49
            ===========    =======    ===========     ==========